UNCONDITIONAL GUARANTY


                  THIS UNCONDITIONAL GUARANTY ("Guaranty") is executed as of the 30th day of May, 1997, by HANSEN LIND MEYER INC. ("Hansen Lind"), an Iowa corporation, and BBH CORP. ("BBH"), a Delaware corporation (Hansen Lind and BBH being collectively referred to herein as "Guarantor"), in favor of PACIFIC CAPITAL, L.P. ("Pacific"), a Delaware limited partnership, and EQUITAS, L.P. ("Equitas"), a Delaware limited partnership (Pacific and Equitas being sometimes referred to herein, collectively as "Lender").

                              W I T N E S S E T H:

                  WHEREAS, Lender has agreed to extend credit (the "Loan") to HLM Design, Inc. ("Borrower"), a Delaware corporation, on certain terms and conditions pursuant to that Note Purchase Agreement of even date herewith by and among Lender, Borrower and Guarantor (the "Note Purchase Agreement"); and

                  WHEREAS, Guarantor is an affiliate of Borrower, and concurrently with the extension of the Loan, Borrower shall extend credit to BBH in the approximate amount of $3,200,000.00 to fund BBH's obligations pursuant to the terms of that certain Merger Agreement dated as of April 3, 1997 by and between BBH and Hansen Lind, whereby BBH will merge with and into Hansen Lind, with Hansen Lind being the surviving entity (the "Merger");

                  WHEREAS, one condition to Lender's agreement to extend credit to Borrower is that Guarantor must unconditionally guarantee certain obligations of Borrower to Lender, including the Loan; and

                  WHEREAS, Guarantor has determined that the consummation of the transactions described above will inure to their direct and indirect benefit;

                  NOW, THEREFORE, as an inducement to cause Lender to extend credit to Borrower, and for other valuable consideration, the receipt and sufficiency of which are acknowledged, it is agreed as follows:

                  (1) Definition of Obligations. As used herein, the "Obligations" shall mean all obligations of Guarantor under this Guaranty and all obligations and indebtedness of Borrower and/or Guarantor under the Note Purchase Agreement (as defined herein) and under those certain Promissory Notes of even date herewith in the aggregate original principal amount of $2,000,000.00 made by Borrower payable to the order of Lender, or each of them as the case may be, together with all modifications, extensions and renewals thereof.

                  (2) Solvency of Guarantor. Guarantor warrants to Lender that Guarantor is not insolvent and that Guarantor's execution hereof does not render Guarantor insolvent, either before or after the consummation of the Merger, for the purpose of state or federal fraudulent transfer laws, other avoidance laws, laws regarding corporate distributions or any other law.



                  (3) Guaranty of Payment. Guarantor hereby guarantees to Lender the timely payment and performance of the Obligations.


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                  (4) Savings Provision. Should the liability of Guarantor
hereunder for the entire amount of the Obligations be subject to avoidance or limitation, notwithstanding the contrary agreement and intention of Guarantor and Lender, under any state or federal fraudulent transfer laws, laws regarding corporate distributions or other law, then the liability of Guarantor for the Obligations shall be limited to the maximum amount for which Guarantor may be liable without legal impairment.

                  (5) Guaranty Unconditional. Guarantor's guarantee of the Obligations is absolute and unconditional. The validity of this Guaranty shall not be impaired by any event whatsoever, including, but not limited to, the merger, consolidation, dissolution, cessation of business or liquidation of Borrower; the financial decline or bankruptcy of Borrower; the failure of any other party to guarantee the Obligations or to provide collateral therefor; Lender's compromise or settlement with or without release of Borrower or any other party liable for the Obligations; Lender's release of any collateral for the Obligations; Lender's failure to file suit against Borrower (regardless of whether Borrower is becoming insolvent, is believed to be about to leave the state or any other circumstance); Lender's failure to give Guarantor notice of default by Borrower; the unenforceability of the Obligations against Borrower due to bankruptcy discharge, counterclaim or for any other reason; Lender's acceleration of the Obligations at any time; the extension, modification or renewal of the Obligations; Lender's failure to undertake or exercise diligence in collection efforts against any party or property; the termination of any relationship of Guarantor with Borrower, including, but not limited to, any relationship of employment, ownership or commerce; Borrower's change of name or use of any name other than the name used to identify Borrower in this Guaranty; or Borrower's use of the credit extended for any purpose whatsoever. All Obligations arising after the execution hereof shall be deemed made in reliance upon the continued operation of this Guaranty and shall constitute additional consideration for Guarantor's execution of this Guaranty. Guarantor agrees that this Guaranty shall be valid and binding upon Guarantor upon the delivery of this executed Guaranty to Lender by any party whomsoever.

                  (6) Primary Liability of Guarantor. This Guaranty constitutes a guarantee of payment and performance and not of collection. Accordingly, Lender may enforce this Guaranty against Guarantor without first making demand upon or instituting collection proceedings against Borrower. Guarantor's liability for the Obligations is hereby declared to be primary, and not secondary, and Guarantor may be called upon hereunder to make any payment when due under the Obligations. Each document presently or hereafter executed by Borrower to evidence or secure an obligation to Lender is incorporated herein by reference and shall be fully enforceable against Guarantor.

                  (7) Irrevocable Guaranty. Guarantor's guarantee of the Obligations is irrevocable.

                  (8) Corporate Capacity. BBH warrants that it is a duly organized Delaware corporation in good standing under the laws of Delaware, and that BBH is duly qualified to do business in each other state in which qualification is necessary. Hansen Lind warrants that it is and shall remain a duly organized Iowa corporation in good standing under the laws of Iowa, and that Hansen Lind is and shall remain duly qualified to do business in each other state in which qualification is necessary. Guarantor warrants that its execution and delivery of and performance under this Guaranty and all related documents are permitted under and will not violate any provision of Guarantor's Charter or By-Laws. Guarantor further warrants that the execution of all necessary resolutions and other prerequisites of corporate action have been duly performed so that the individual executing this Guaranty and related documents on behalf of Guarantor is duly authorized to bind Guarantor by his signature. By signing below on behalf of Guarantor, the individual executing this Guaranty on behalf of Guarantor also personally makes the warranties set forth in the preceding sentence.

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                  (9) No Marshalling of Assets. Lender may proceed against any collateral securing the Obligations and against parties liable therefor in such order as it may elect, and Guarantor shall not be entitled to require Lender to marshal assets. The benefit of any rule of law or equity to the contrary is hereby expressly waived.

                  (10) Impairment of Collateral; Release of Liable Parties. Lender may, in its sole discretion and with or without consideration, release any collateral securing the Obligations or release any party liable therefor. The defenses of impairment of collateral and impairment of recourse and any requirement of diligence on Lender's part in collecting the Obligations are hereby waived.

                  (11) Amendment of Obligations. Lender may, without notice to or the joinder of Guarantor and without affecting Guarantor's liability hereunder, modify, extend, accelerate, reinstate, refinance or renew the Obligations (with or without the execution of new promissory notes) and grant any consent or indulgence with respect thereto.

                  (12) Waivers of Notice. Guarantor hereby waives any requirement of presentment, protest, notice of dishonor, notice of default, demand, and all other actions or notices that may be otherwise required on Lender's part in connection with the Obligations.

                  (13) Subordination. Guarantor agrees that any existing or future loan made by Guarantor to Borrower and any other existing or future obligation of Borrower to Guarantor (including but not limited to any rights Guarantor may have against Borrower by virtue of Guarantor's performance hereunder) shall be subordinate to the Obligations as to both payment and collection. Accordingly, Guarantor agrees not to accept any payment whatsoever from Borrower or to allow any payment by Borrower on Guarantor's behalf until this Guaranty has been terminated in full; provided, however, that Lender consents to Borrower repaying inter-company loans from Guarantor in the ordinary course of business so long as no event of default exists hereunder or under the Loan Agreement. Guarantor hereby grants Lender a security interest in all obligations now or hereafter owed Guarantor by Borrower and in all instruments, chattel paper and other property now or hereafter evidencing obligations of Borrower to Guarantor, together with all collateral therefor. Guarantor shall advise Lender of the status of such obligations and shall provide a payment history therefor upon request. Lender may file this Guaranty (or a copy hereof) as a financing statement with respect thereto, or Lender may require Guarantor to execute a separate financing statement with respect thereto, or Lender may require Guarantor to take any other action necessary to perfect Lender's security interest therein, at Guarantor's expense. Without limiting the foregoing, all such property owned by Guarantor in which a security interest may be perfected by possession shall be delivered to Lender immediately as made available to Guarantor. Guarantor agrees that, in the event of a bankruptcy or other insolvency proceeding involving Borrower, Guarantor will timely file a claim for the amount of the subordinated debt described herein, in form approved by Lender. Guarantor agrees to pursue said claim with diligence and to comply with any instructions from Lender pertaining to the pursuit of the claim. The proceeds of any such claim shall be delivered to Lender for application to the Obligations.


                  (14) Postponement of Rights Against Borrower. Guarantor hereby agrees to exercise no right of subrogation, indemnity, or other right of reimbursement against Borrower in connection with the Obligations, or any right of contribution against any other party whatsoever in connection with the Obligations, in either case until and unless the Obligations have been satisfied in full.

                  (15) Statute of Limitations. Guarantor acknowledges and agrees that the statute of limitation applicable to this Guaranty shall begin to run only upon Lender's accrual of a cause of action against


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Guarantor hereunder caused by Guarantor's refusal to honor a demand for performance hereunder made by Lender in writing; provided, however, if, subsequent to the demand upon Guarantor, Lender reaches an agreement with Borrower on any terms causing Lender to forbear in the enforcement of its demand upon Guarantor, the statute of limitation shall be reinstated for its full duration until Lender subsequently again makes demand upon Guarantor.


                  (16) Cancellation by Lender. Lender may evidence its cancellation of this Guaranty and the release of Guarantor from liability hereunder by delivering to Guarantor an instrument of release, or by delivering this Guaranty to Guarantor, or both. Unless Lender delivers this original Guaranty to Guarantor with a notation on its face signed and dated by an authorized officer of Lender stating "Cancelled in Full As To All Obligations," however, the purported cancellation hereof and release of Guarantor shall not impair Guarantor's continuing liability for: (i) any amount of principal, interest or expenses that was mistakenly omitted by Lender in calculating the final payment due under the Obligations, if the release of Guarantor was based upon Lender's belief that it had been paid in full; (ii) any surviving liability of Borrower to reimburse Lender for expenses or to indemnify Lender provided for in any document executed prior to the purported cancellation hereof evidencing or securing the Obligations; and (iii) liability for avoided payments and expenses related thereto (as provided in detail below). Lender shall not be obligated to release any collateral securing this Guaranty until after all applicable time periods have expired regarding bankruptcy preferences or other avoidance actions that may be applicable to the circumstances of payment of any or all of the Obligations.


                  (17) Recovery of Avoided Payments. If any amount applied by Lender to the Obligations is subsequently challenged by a bankruptcy trustee or debtor-in-possession as an avoidable transfer on the grounds that the payment constituted a preferential payment or a fraudulent conveyance under state law or the Bankruptcy Code or any successor statute thereto or on any other grounds, Lender may, at its option and in its sole discretion, elect whether to contest such challenge. If Lender contests the avoidance action, all costs of the proceeding, including Lender's attorneys fees, will become part of the Obligations. If the contested amount is nevertheless successfully avoided, the avoided amount will become part of the Obligations hereunder. If Lender elects not to contest the avoidance action, Lender may tender the amount subject to the avoidance action to the bankruptcy court, trustee or debtor-in-possession and the amount so advanced shall become part of the Obligations hereunder. Guarantor's obligation to reimburse Lender for amounts due under this paragraph shall survive the purported cancellation hereof except as otherwise provided above.

                  (18) Costs of Collection Against Guarantor. Guarantor agrees to pay all costs of collection, including, without limitation, court costs, attorney's fees and compensation for time spent by Lender employees, that Lender may incur in enforcing the terms of this Guaranty against Guarantor.

                  (19) Changes in Financial Condition. Guarantor covenants to give Lender prompt written notice of the creation or discovery of any additional material contingent liability or the occurrence of any other material adverse change in the financial condition of Guarantor.

                  (20) No Unpaid Taxes. Guarantor warrants that Guarantor is not presently delinquent in the payment of any taxes imposed by any governmental authority or in the filing of any tax return and that Guarantor is not involved in a dispute with any taxing authority over tax amounts due. Guarantor covenants that all future taxes assessed against Guarantor shall be timely paid and that all tax returns required of Guarantor shall be timely filed.



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                  (21) Compliance with Law. Guarantor warrants that Guarantor's business activities are conducted in accordance with all applicable laws and regulations, and Guarantor covenants that such activities shall continue to be so conducted.

                  (22) Assistance in Litigation. Guarantor covenants to, upon request, cooperatively participate in any proceeding in which Guarantor is not an adverse party to Lender and which concerns Lender's rights regarding the Obligations or any collateral securing its payment.

                  (23) Recitals. Guarantor warrants and agrees that the recitals set forth at the beginning of this Guaranty are true.

                  (24) No Burdensome Agreements. Guarantor warrants that Guarantor is not a party to any contract or agreement and is not subject to any contingent liability that does or may materially impair Guarantor's ability to perform under the terms of this Guaranty. Guarantor further warrants that the execution and performance of this Guaranty will not cause a default, acceleration or other event under any other contract or agreement to which Guarantor or any property of Guarantor is subject, and will not result in the imposition of any charge, penalty, lien or other encumbrance against any of Guarantor's property, except in favor of Lender.

                  (25) Legal and Binding Agreement. Guarantor warrants that the execution, delivery and performance of this Guaranty will not violate any judicial or administrative order or governmental law or regulation, and that this Guaranty is valid, binding and enforceable in every respect according to its terms.

                  (26) No Consent Required. Guarantor warrants that Guarantor's execution, delivery and performance of this Guaranty do not require the consent of or the giving of notice to any third party including, but not limited to, any other lender, governmental body or regulatory authority.

                  (27) Consent to Jurisdiction and Venue. Guarantor hereby irrevocably consents to the jurisdiction of the United States District Court for the Middle District of Tennessee and of all Tennessee state courts sitting in Davidson County, Tennessee, for the purpose of any litigation to which Lender may be a party and which concerns this Guaranty or the Secured Indebtedness. It is further agreed that venue for any such action shall lie exclusively with courts sitting in Davidson County, Tennessee, unless Lender agrees to the contrary in writing.

                  (28) WAIVER OF RIGHT TO TRIAL BY JURY. GUARANTOR HEREBY KNOWINGLY AND VOLUNTARILY WAIVES THE RIGHT TO TRIAL BY JURY OF ANY ISSUE ARISING FROM THE LENDING RELATIONSHIP OF LENDER, GUARANTOR AND BORROWER. GUARANTOR ACKNOWLEDGES THAT THE EFFECT OF THIS WAIVER IS THAT ISSUES OF FACT IN ANY SUCH DISPUTE WILL BE DETERMINED BY A JUDGE RATHER THAN BY A JURY. GUARANTOR ACKNOWLEDGES THAT THERE HAVE BEEN NO ORAL REPRESENTA TIONS TO GUARANTOR LIMITING THE ENFORCEMENT OF THIS WAIVER, AND GUARANTOR AGREES THAT THE EFFECT OF THIS WAIVER OF RIGHT TO JURY TRIAL MAY BE HEREAFTER LIMITED ONLY UPON THE SPECIFIC WRITTEN ACTION OF LENDER.

                  (29) Not Partners; No Third Party Beneficiaries. Nothing contained herein or in any related document shall be deemed to render Lender a partner of Guarantor for any purpose. This Guaranty has been executed for the sole benefit of Lender, and no third party is authorized to rely upon Lender's rights


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hereunder or to rely upon an assumption that Lender has or will exercise its rights under this Guaranty or under any document referred to herein.

                  (30) Notices. Any communications concerning this Guaranty or the credit described herein shall be addressed as follows:

                           As to Guarantor:

                           Hansen Lind Meyer Inc.
                           Suite 2950
                           121 West Trade Street
                           Charlotte, North Carolina 28202
                           Attn: Vernon Brannon

                           BBH Corp.
                           Suite 2950
                           121 West Trade Street
                           Charlotte, North Carolina 28202
                           Attn: Vernon Brannon

                           With a copy to:

                           Underwood Kinsey Warren & Tucker PA
                           Charlotte Plaza Building
                           Suite 2020
                           201 South College Street
                           Charlotte, NC 28244-2020
                           Attention: Shirley Linn

                           As to Lender:

                           Pacific Capital, L.P.
                           Suite 1070
                           3100 West End Avenue
                           Nashville, Tennessee 37203
                           Attention: Clay R. Caroland III

                           Equitas, L.P.
                           2000 Glen Echo Road
                           Suite 101
                           Nashville, Tennessee 37215
                           Attn: Shannon LeRoy


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                           With a copy to:

                           Boult, Cummings, Conners & Berry, PLC
                           414 Union Street
                           Suite 1600
                           Nashville, Tennessee 37219
                           Attention: John W. Titus



Communications to be given to Lender shall only be effective when set forth in writing and actually received by an officer of Lender at the address indicated above. Communications to be given to Guarantor shall be effective when actually or constructively received by Guarantor or when set forth in writing and mailed or delivered to Guarantor's address stated above. Lender or Guarantor may change its address for receipt of notices by submitting the change in writing to the other party.

                  (31) Indulgence Not Waiver. Lender's indulgence in any departure from the terms of this Guaranty or any other document shall not prejudice Lender's rights to make demand and recover from Guarantor in accordance with this Guaranty, or otherwise demand strict compliance with this Guaranty.

                  (32) Cumulative Remedies. The remedies provided Lender in this Guaranty are not exclusive of any other remedies that may be available to Lender under any other document or at law or equity.

                  (33) Amendment and Waiver in Writing. No provision of this Guaranty can be amended or waived except by a statement in writing signed by the party against which enforcement of the amendment or waiver is sought.

                  (34) Assignment. This Guaranty shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of Guarantor and Lender, except that Guarantor shall not assign any rights or delegate any obligations arising hereunder without the prior written consent of Lender. Any attempted assignment or delegation by Guarantor without the required prior consent shall be void.

                  (35) Severability. Should any provision of this Guaranty be invalid or unenforceable for any reason, the remaining provisions hereof shall remain in full effect.

                  (36) Applicable Law. The validity, construction and enforcement of this Guaranty and all other documents executed with respect to the Obligations shall be determined according to the laws of Tennessee applicable to contracts, in which state this Guaranty has been executed and delivered.

                  (37) Gender and Number. Words used herein indicating gender or number shall be read as context may require.

                  (38) Captions Not Controlling. Captions and headings have been included in this Guaranty for the convenience of the parties, and shall not be construed as affecting the content of the respective paragraphs.

                  (39) NOTICE TO LENDER UPON PERCEIVED BREACH. GUARANTOR AGREES TO GIVE LENDER WRITTEN NOTICE OF ANY ACTION OR INACTION BY LENDER IN CONNECTION WITH THE OBLIGATIONS THAT GUARANTOR BELIEVES MAY BE ACTIONABLE AGAINST LENDER OR A DEFENSE TO PAYMENT FOR ANY REASON, INCLUDING, BUT NOT

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LIMITED TO, COMMISSION OF A TORT OR VIOLATION OF ANY CONTRACTUAL DUTY OR DUTY
IMPLIED BY LAW. GUARANTOR AGREES THAT UNLESS SUCH NOTICE IS DULY GIVEN AS PROMPTLY AS POSSIBLE (AND IN ANY EVENT WITHIN TEN (10) DAYS) AFTER GUARANTOR LEARNS OF ANY SUCH ACTION OR INACTION, GUARANTOR SHALL NOT ASSERT AGAINST LENDER, AND GUARANTOR SHALL BE DEEMED TO HAVE WAIVED, ANY CLAIM OR DEFENSE ARISING THEREFROM.

                  (40) NO ORAL REPRESENTATIONS LIMITING ENFORCEMENT. GUARANTOR ACKNOWLEDGES LENDER'S INTENTION TO ENFORCE THIS GUARANTY TO THE FULLEST EXTENT POSSIBLE AND GUARANTOR ACKNOWL EDGES THAT LENDER HAS MADE NO ORAL STATEMENTS TO GUARANTOR THAT COULD BE CONSTRUED AS A WAIVER OF LENDER'S RIGHT TO ENFORCE THIS GUARANTY BY ALL AVAILABLE LEGAL MEANS.




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                  Executed the date first written above.

                                                     THE UNDERSIGNED
                                                     ACKNOWLEDGES A THOROUGH
                                                     UNDERSTANDING OF THE TERMS
                                                     OF THIS GUARANTY AND AGREES
                                                     TO BE BOUND THEREBY:

                                                     GUARANTOR:


                                                     HANSEN LIND MEYER INC.


                                                     By: /s/ Joseph M. Harris

                                                     Title: President


                                                     BBH CORP.


                                                     By: /s/ Joseph M. Harris

                                                     Title: President





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